EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2000 relating to the consolidated financial statements appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.

                                                 /s/ PRICEWATERHOUSECOOPERS LLP
                                                 ------------------------------
                                                 PricewaterhouseCoopers LLP

Chicago, Illinois
August 25, 2000